UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

DDi Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

DDi Corp. (the “Company”), previously filed a Current Report on Form 8-K dated December 31, 2009 (the “Initial Report”) to report that, among other things, the Company had completed acquisition of all of the issued and outstanding shares of capital stock of Coretec Inc., by way of a plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”). This amendment is being filed to amend and supplement Item 9.01 of the Initial Report to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Set forth below are the audited and unaudited financial statements as required by Item 9.01(a) of Form 8-K. These financial statements are filed herewith as Exhibits to this Current Report on Form 8-K/A and are incorporated herein by reference.

(i)	Audited Consolidated Financial Statements of Coretec Inc., as of December 31, 2008 and 2007 and for the Years Ended December 31, 2008 and 2007; and

(ii)	Interim Unaudited Consolidated Financial Statements of Coretec Inc., as of September 30, 2009 and for the Nine Months Ended September 30, 2009 and 2008.

(b) Pro Forma Financial Information

Set forth below is the unaudited pro forma financial information that gives effect to the Arrangement as required by Item 9.01(b) of Form 8-K. The pro forma financial information is filed herewith as Exhibits to this Current Report on Form 8-K/A and is incorporated herein by reference.

The unaudited pro forma financial information gives effect to the Arrangement as though the acquisition of Coretec Inc. had occurred at the beginning of fiscal year 2008. The pro forma information is based on the historical financial statements of the Company and Coretec Inc. after giving effect to the Arrangement based on the assumptions and adjustments in the accompanying notes to the pro forma financial information. The pro forma financial information is not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the Arrangement been in effect as of the date or for the periods presented. The pro forma financial information has been prepared on the basis of preliminary estimates. The pro forma financial information should be read in conjunction with the Company’s historical financial statements, including notes thereto.

(i)	Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2009;

(ii)	Unaudited Condensed Combined Pro Forma Statement of Operations for the Fiscal Year Ended December 31, 2008;

(iii)	Unaudited Condensed Combined Pro Forma Statement of Operations for the Nine Months Ended September 30, 2009; and

(iv)	Notes to Unaudited Condensed Combined Pro Forma Financial Statements.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Coretec Inc. for the Years Ended December 31, 2008 and December 31, 2007 and related Unaudited Consolidated Financial Statements for the Nine Months Ended September 30, 2009 and September 30, 2008.

99.2	Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2009, Unaudited Condensed Combined Pro Forma Statements of Operations for the Nine Months Ended September 30, 2009 and Year Ended December 31, 2008, and Notes to Unaudited Condensed Combined Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: March 19, 2010	By:	/S/ KURT E. SCHEUERMAN
Kurt E. Scheuerman
Vice President & General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Coretec Inc. for the Years Ended December 31, 2008 and December 31, 2007 and related Unaudited Consolidated Financial Statements for the Nine Months Ended September 30, 2009 and September 30, 2008.

99.2	Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2009, Unaudited Condensed Combined Pro Forma Statements of Operations for the Nine Months Ended September 30, 2009 and Year Ended December 31, 2008 and Notes to Unaudited Condensed Combined Pro Forma Financial Statements.